UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2024
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Between April 22, 2024 and April 23, 2024, Brian Birk, Wendy Johnson and Ebetual Pallares, Ph.D. notified the Board of Directors (the “Board”) of Exagen Inc. (the “Company”) of each of their decisions to resign as members of the Board, including all committees thereof, effective as of June 10, 2024 (the expected date of the Company’s 2024 Annual Stockholder Meeting). Their decisions to resign were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On April 25, 2024, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (“Nominating Committee”), and pursuant to the bylaws of the Company, the Board appointed, effective as of June 10, 2024 (the “Effective Time”), Scott D. Kahn, Ph.D. to serve as a Class I director, with an initial term expiring at the Company’s 2026 annual meeting of stockholders. In connection with and effective as of his appointment to the Board, Dr. Kahn was also appointed to the Compensation Committee and the Nominating Committee. Also in connection with his appointment and the resignations described above, the size of the Board will decrease from nine (9) members to seven (7) members, effective as of the Effective Time.
Dr. Kahn will join the Board on June 10, 2024. From January 2018 until February 2024, he served as the Chief Information and Privacy Officer at LunaPBC, Inc., a privately-held, venture-backed public benefit corporation and corporate founder of LunaDNA (a community-owned genomic and health data platform). At LunaPBC, Dr. Kahn was responsible for all informatics and data science strategy. Through his work with the Helmsley Charitable Trust (a global philanthropy organization) from April 2017 to December 2021, Dr. Kahn worked on data privacy and data sharing policies for biomedical organizations globally. Since January 2019, he has served on the Board of Directors for the Rady Children’s Institute of Genomic Medicine, a nonprofit research organization seeking to improve diagnostic care for neonatal and pediatric rare disease patients. Since December 2021, Dr. Kahn has also served as the Chairman of the Board for Blue Circle Health, nonprofit organization offering virtual care programs for adults with type 1 diabetes. Previously, Dr. Kahn served 11 years as the first Chief Information Officer for Illumina, Inc. (NASDAQ: ILMN), and he was also an executive leader in Illumina's Enterprise Informatics Unit. He organized the Genome Informatics Alliance for five years to drive interdisciplinary thought leadership focused on the future of Next Generation Sequencing (NGS) and its role in precision medicine, healthcare, and other applied markets. Dr. Kahn has a Ph.D. in Theoretical Organic Chemistry from the University of California, Irvine and was a Fellow Commoner of Churchill College at the University of Cambridge in England. The Board believes Dr. Kahn is qualified to serve as a member of the Board because of his extensive experience in health data sharing and data privacy and his service as a director for numerous companies.
Pursuant to the Company’s non-employee director compensation program, on the effective date of Dr. Kahn’s appointment to the Board, he will be granted an option to purchase (i) 15,000 shares of the Company’s common stock with an exercise price equal to the fair market value of the common stock on the date of grant, which will vest over three years in equal installments on each monthly anniversary of the grant date, subject to his continuing service as of each vesting date, and (ii) 9,000 shares of the Company’s common stock with an exercise price equal to the fair market value of the common stock on the date of grant, which will becomes fully vested and exercisable on the first to occur of (a) the first anniversary of the grant date or (b) the next occurring annual meeting of the Company's stockholders. Dr. Kahn will also receive cash compensation for his service on the Board and the Nominating Committee in accordance with the non-employee director compensation program, which is filed as Exhibit 10.52 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 20, 2023 and is incorporated herein by reference. Dr. Kahn will enter into the Company’s standard indemnification agreement for directors, the form of which was filed as Exhibit 10.48 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 20, 2023 and is incorporated herein by reference.
There is no arrangement or understanding between Dr. Kahn and any other person pursuant to which Dr. Kahn was appointed as a director. Dr. Kahn is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Board has determined that Dr. Kahn is an independent director in accordance with the listing requirements of the Nasdaq Global Market and the standards promulgated by the Securities and Exchange Commission, including enhanced independence criteria applicable to members of the Nominating Committee.
As of June 10, 2024, following the appointment and resignations described above, the Committees of the Board will be as follows:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Ana Hooker	X		C
Paul Kim †	X	X
Scott D. Kahn, Ph.D.		X	X
Tina S. Nova, Ph.D.
Bruce C. Robertson, Ph.D.		C	X
Frank Stokes †	C

C    Committee Chairman
†    Financial Expert
Item 8.01.    Other Events.
On April 26, 2024, the Company issued a press release announcing the resignations of Mr. Birk, Ms. Johnson and Dr. Pallares as directors and the appointment of Dr. Kahn as a director, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: April 26, 2024	By:	/s/ Kamal Adawi
Name: Kamal Adawi
Title: Chief Financial Officer